                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Reuter Manufacturing, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                           REUTER MANUFACTURING, INC.

                           410 ELEVENTH AVENUE SOUTH

                            HOPKINS, MINNESOTA 55343

                                                                  March 10, 1998

Dear Shareholder:

    You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. The meeting will be held on Monday, April 20, 1998 at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

    We hope you will be able to attend the Annual Meeting. However, whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                               Very truly yours,

                                                [SIG]

                               JAMES W. TAYLOR

                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           REUTER MANUFACTURING, INC.
                           410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 20, 1998

                            ------------------------

TO THE SHAREHOLDERS OF
  REUTER MANUFACTURING, INC.:

    The Annual Meeting of Shareholders of Reuter Manufacturing, Inc. will be held on Monday, April 20, 1998, at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, for the following purposes:

    1. To elect two directors to serve three-year terms, or until their successors are elected and qualified.

    2. To consider and act upon a proposal to amend the Company's 1991 Stock Option Plan to increase the number of shares available for issuance thereunder from 500,000 to 700,000.

    3. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1998.

    4. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

    Only shareholders of record as shown on the books of the Company at the close of business on March 2, 1998 will be entitled to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors

                                                          [SIG]

                                          WILLIAM H. JOHNSON
                                          SECRETARY

March 10, 1998

                           REUTER MANUFACTURING, INC.
                           410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343
                                 (612) 935-6921

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 1998

                            ------------------------

                                  INTRODUCTION

    The 1998 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. (the "Company") will be held on Monday, April 20, 1998, at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

    A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock. This Proxy Statement, the Proxy and the Notice of Meeting are being mailed to shareholders beginning on or about March 10, 1998.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by: (i) giving notice of such revocation to the Secretary of the Company prior to the Annual Meeting, or by appearing at the Annual Meeting and giving written notice of revocation to the Secretary of the Company prior to use of the proxy; (ii) filing a duly executed proxy bearing a later date with the Secretary of the Company; or (iii) appearing at the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Signed proxies on which no specification is made will be voted in favor of the nominees for director listed in this Proxy Statement and for the proposals in the Notice of Annual Meeting.

                                VOTING OF SHARES

    Only holders of Common Stock of record at the close of business on March 2, 1998 will be entitled to vote at the Annual Meeting. On March 2, 1998, the Company had 4,863,496 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (2,431,749 shares) is required for a quorum for the transaction of business.

    In general, shares of Common Stock represented by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a broker non-vote on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Shares represented by a Proxy Card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a Proxy Card voted as abstaining on any of the other proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter and thus will be counted as votes against that matter.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

NOMINATION

    The Company's Restated Articles of Incorporation provide that the Board of Directors shall consist of not less than three nor more than 15 members, as determined from time to time by the Board, divided into three classes of as nearly equal number as possible. The term of each class is three years and the term of one class expires each year in rotation. The Board of Directors has determined that there will be five directors of the Company for the ensuing year. The Board has nominated each of Mr. James W. Taylor and Ms. M. Karen Gilles to serve as a director of the Company for a term of three years, expiring at the 2001 Annual Meeting of Shareholders, or until his or her successor is elected and qualified. Mr. Taylor is currently a member of the Board of Directors and Ms. Gilles is being nominated for initial election to the Board. Ms. Caroline Avey and Mr. Gary Laidig are current directors of the Company whose terms expire at the Annual Meeting and will not be standing for reelection. The Company would like to express its thanks to Mr. Laidig and Ms. Avey for their service to the Company.

    Proxies can only be voted for the number of persons named as nominees in this Proxy Statement. The election of a nominee requires the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy for directors at the Annual Meeting. The Board recommends a vote FOR the election of the nominees listed below. In the absence of other instructions, the proxies will be voted for the nominees listed below. If, prior to the Annual Meeting, the Board should learn that a director will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have been voted for such nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

    The following table sets forth certain information, as of February 2, 1998, which has been furnished to the Company by each director and each person who has been nominated by the Board for election as a director.

NAME OF NOMINEE                                       PRINCIPAL OCCUPATION                        AGE      DIRECTOR SINCE
-----------------------------------  -------------------------------------------------------      ---      ---------------
NOMINEES FOR THREE YEAR TERMS EXPIRING IN 2001:
James W. Taylor**..................  President, Chief Executive Officer and Chief Financial           79           1989
                                       Officer of the Company, President of Taylor
                                       Consultants, Inc. (management and financial
                                       consulting)
Ms. M. Karen Gilles................  President and Chief Executive Officer of Bio-Vascular,           54         --
                                       Inc.

DIRECTOR NOT STANDING FOR ELECTION THIS YEAR WHOSE TERM EXPIRES IN 2000:
Robert W. Heller*..................  Chief Executive Officer of MiTech, Inc.                          52           1997

DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 1999:
Edward E. Strickland*..............  Chairman of the Board of Directors of the Company                71           1989
Kenneth E. Daugherty**.............  President and Chief Executive Officer of The KEDS, Inc.          59           1990

------------------------

*   Members of Audit Committee

**  Members of Compensation and Benefits Committee

OTHER INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

    Except for the information regarding Ms. Gilles, there has been no change in principal occupations or employment during the past five years for the nominees or other directors. There are no family relationships between or among the nominees of the Company.

    Mr. Taylor was elected Chief Executive Officer and President of the Company in November 1992 and Chief Financial Officer in March 1994. He has also been the President of Taylor Consultants, Inc., a management and financial consulting firm, for more than five years. Mr. Taylor is also a director of Compositech Ltd. and QC Solutions, Inc.

    Ms. Gilles has served as President and Chief Executive Officer of Bio-Vascular, Inc. ("Bio-Vascular"), a medical products company, since July 1997, as a Director of Bio-Vascular since August 1997 and as Secretary of Bio-Vascular since 1991. Prior to July 1997, Ms. Gilles held the positions of Chief Financial Officer of Bio-Vascular from December 1990 and Vice President of Finance from April 1989. From 1985 to April 1989, Ms. Gilles served as Controller for VEE Corporation, a production company, and Colin Companies, a related concession company. From 1983 to 1985, Ms. Gilles was an accountant with McGladrey & Pullen, an accounting firm.

    Mr. Heller has been a director of the Company since February 1997. He has been the Chief Executive Officer of MiTech, Inc., a start-up company involved in the environmental clean up business since September 1996. Mr. Heller held various management positions with Advance Circuits, Inc. ("ACI"), a manufacturer of circuit boards from 1977 to September 1996. He became Chief Executive Officer of ACI in 1991, and was Chairman of the Board in 1994 and 1995.

    Mr. Strickland served on the Executive Committee of the Board of Directors, which performed the duties of Chief Executive Officer, from October 1, 1990 until January 28, 1991. He has been Chairman of the Board of Directors since that time, and a director of the Company since 1989. He has been an independent financial consultant for more than eight years. Mr. Strickland also serves as a director of AVECOR Cardiovascular Inc., Bio-Vascular, Inc., Communication Systems Inc., Hector Communications Corp., Quantech, Ltd. and Vital Images, Inc.

    Dr. Daugherty served as a Professor at the University of North Texas for over fifteen years until his retirement from that position in 1995. He has been a director of the Company since 1990. Currently, Dr. Daugherty is the President and Chief Executive Officer of The KEDS, Inc., a consulting firm. Dr. Daugherty also serves as a director of TRAC Laboratories, Inc., The KEDS, Inc. and Pyro Industries, Inc.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

    Standing committees of the Board of Directors include the Audit Committee, the Compensation and Benefits Committee and the Nominating Committee.

    The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent accountants and the adequacy of internal controls for compliance with corporate policies and directives. The current members of the Audit Committee are Messrs. Strickland, Laidig and Heller. The Audit Committee met two times in 1997. Following the Annual Meeting, the Board plans to appoint Dr. Daugherty to the Audit Committee to serve with Messrs. Strickland and Heller.

    The Compensation and Benefits Committee reviews general programs of compensation and benefits for all employees of the Company, reviews salary levels, bonuses and other forms of compensation paid to the Company's officers, and makes recommendations to the Board concerning such compensation, including stock option grants under the Company's stock option plans. The current members of the

Compensation and Benefits Committee are Ms. Avey, Dr. Daugherty and Mr. Taylor. The Compensation and Benefits Committee met one time in 1997. Following the Annual Meeting, the Board plans to appoint Ms. Gilles to the Compensation and Benefits Committee to serve with Messrs. Daugherty and Taylor.

    The Nominating Committee identifies, evaluates and nominates persons for election to the Board and makes recommendations to the Board with respect to such persons. The Nominating Committee will consider nominees recommended by shareholders if submitted in writing to the Secretary of the Company at the Company's principal office address specified at the beginning of the first page of this Proxy Statement. All directors who are not employees of the Company are members of the Nominating Committee. The Nominating Committee did not meet as a committee in 1997.

    The Company's Board of Directors met four times during 1997, and took action pursuant to unanimous written consent resolutions two times during 1997. All of the Directors attended 75% or more of the meetings with the Board of Directors and all committees on which they served during 1997.

DIRECTOR COMPENSATION

    Directors of the Company received no cash compensation for their services as members of the Board of Directors from August 1995 through March 1996. Commencing in April of 1996, all directors of the Company, except for Messrs. Taylor and Strickland, received compensation for their services as directors at the rate of $400 per month, as well as a meeting fee of $500 for each Board and Committee meeting attended. Directors are not compensated for telephonic meetings.

    In November 1992, the Company entered into a consulting agreement with Taylor Consultants, whereby Taylor Consultants agreed to provide the services of James W. Taylor to act as President and Chief Executive Officer of the Company. Taylor Consultants is currently paid $13,000 per month under the consulting agreement. In addition, James W. Taylor was granted an option to purchase 25,000 shares of Common Stock pursuant to the consulting agreement. Taylor Consultants is an independent contractor, and neither it nor Mr. Taylor is an employee of the Company. The consulting agreement lasts indefinitely, but may be terminated by either party upon 30 days' written notice. During 1997, Taylor Consultants received $164,500 for services under this agreement. See "Executive Compensation and Other Benefits-- Summary of Cash and Certain Other Compensation--Summary Compensation Table" and "Certain Transactions."

    In December 1990, the Company entered into a consulting agreement with Edward E. Strickland, whereby Mr. Strickland agreed to provide his services to the Company as its Chairman of the Board of Directors. The consulting agreement was temporarily suspended in August 1995 and reinstated in March 1996. Mr. Strickland is currently paid $2,000 per month under the consulting agreement and received $28,000 for his services during 1997. See "Executive Compensation and Other Benefits-- Summary of Cash and Certain Other Compensation--Summary Compensation Table" and "Certain Transactions."

    In January 1996, the Company and Sanwa Business Credit Corporation ("Sanwa") entered into a series of agreements (the "Restructuring Agreements"), pursuant to which Sanwa agreed to restructure the Company's obligation to guarantee repayment of a loan from Sanwa to EPR, Inc., an inactive wholly-owned subsidiary of the Company. In connection with the Restructuring Agreements, the Company and Sanwa entered into separate Standstill Agreements (the "Standstill Agreements") with each of James W. Taylor, the Chief Executive Officer and a Director of the Company, and Edward E. Strickland, the Chairman of the Board of Directors of the Company, under which Mr. Taylor and Mr. Strickland agreed not to, directly or indirectly, acquire or dispose of any stock of the Company, or exercise any option or other right to acquire any capital stock or options of the Company. In connection with the Standstill Agreements, the Company agreed to pay these individuals compensation, under a predetermined formula, based on the increase in the market value of shares of Common Stock of the Company that they hold and were unable to trade due to the Standstill Agreements (the "Compensation Arrangements"). During 1997, the Company retired or satisfied all of the Company's obligations to Sanwa, the Standstill Agreements were terminated and the Company satisfied its obligations under the Compensation Arrangements by (a) paying Mr. Taylor $50,189 in cash and issuing him 17,896 shares of the Company's common stock, having a fair market value of $60,399 on the date of issuance, and (b) paying to Mr. Strickland $52,290 in cash and issuing him 19,136 shares of the Company's common stock, having a fair market value of $64,583 on the date of issuance.

    Prior to April 1995, the Company maintained the 1991 Non-Employee Director Stock Option Plan, pursuant to which members of the Board of Directors who were not employees of the Company or its subsidiaries, received periodic grants of non-qualified stock options. In March 1996, the Board of Directors, upon recommendation of the Compensation and Benefits Committee, amended stock options which had been granted under the 1991 Non-Employee Directors Stock Option Plan held by Ms. Avey, Dr. Daugherty and Mr. Laidig to reduce the exercise price per share under such options from a range of $4.25-$5.13 to $.42, the fair market value of the Company's stock on the date the options were repriced ("Repricing Agreement"). Pursuant to the Repricing Agreement, the number of outstanding options to such directors which were within the price range of $4.25 - $5.13 was reduced by 50%.

    On May 20, 1997, the Board of Directors approved a new director stock option plan to grant nonstatutory stock options to non-employee directors of the Company. Under the plan, a maximum of 125,000 shares of the Company's common stock is available for grant to new and current non-employee directors of the Company. The plan provides that new non-employee directors of the Company be granted 10,000 shares that vest equally over three years, upon initial election as a director. Current non-employee directors are automatically granted options for 2,000 shares on June 30 of each year and vest over a one-year period. All options are granted at prices equal to or exceeding the fair market value of the Company's common stock on the date of grant. The options generally expire ten years from the date of grant.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the executive officers of the Company whose cash and non-cash salary and bonus exceeded $100,000 in 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                          COMPENSATION
                                                  ANNUAL COMPENSATION    ---------------
                                                                           SECURITIES
NAME AND                                         ----------------------    UNDERLYING         ALL OTHER
PRINCIPAL POSITION                                 YEAR     SALARY($)(1)   OPTIONS(#)     COMPENSATION($)(2)
-----------------------------------------------  ---------  -----------  ---------------  ------------------
James W. Taylor................................       1997     164,500          6,000            110,588
CHIEF EXECUTIVE OFFICER                               1996     161,000              0                  0
                                                      1995     121,000              0                  0

Edward E. Strickland...........................       1997      28,000          4,000            116,873
CHAIRMAN OF THE BOARD                                 1996      19,000              0                  0
                                                      1995      12,000              0                  0

------------------------

(1) Mr. Taylor's annual salary for 1995, 1996 and 1997 represents consulting fees paid to Taylor Consultants for Mr. Taylor's services rendered as President and Chief Executive Officer of the Company. A portion of Mr. Taylor's salary paid in 1996 represents deferred salary from 1995. A portion of Mr. Taylor's salary paid in 1997 represents prepaid salary for 1998. Mr. Strickland's

    Consulting Agreement had been temporarily suspended in August 1995, and was reinstated in March 1996. Mr. Strickland's salary for fiscal year 1996 represents payments made to him from mid-March 1996 through December 1996.

(2) Other compensation paid in 1997 consists of $50,189 paid to Mr. Taylor and 17,896 shares of Common Stock having a fair market value of $60,399 on the date issued to Mr. Taylor and $52,290 paid to Mr. Strickland and 19,136 shares of Common Stock having a fair market value of $64,583 on the date issued to Mr. Strickland, in each case pursuant to the Compensation Arrangements entered into with Messrs. Taylor and Strickland in connection with the Standstill Agreements. The fair market value of the Common Stock is based on the March 31, 1997 average of $3.375 between the bid and asked prices of the Company's Common Stock in the local over-the-counter market. See "Election of Directors--Director Compensation" and "Certain Transactions."

OPTION GRANTS AND EXERCISES

    The following tables summarize option grants and exercises during the year ended December 31, 1997 to or by the Named Executive Officers and the potential realizable value of the options held by such persons at December 31, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                                              PERCENT OF TOTAL
                                         NUMBER OF            OPTIONS GRANTED        EXERCISE OR
                                   SECURITIES UNDERLYING        TO EMPLOYEES            BASE        EXPIRATION
NAME                                 OPTIONS GRANTED(#)        IN FISCAL YEAR        PRICE($/SH)       DATE
---------------------------------  ----------------------  ----------------------  ---------------  -----------
James W. Taylor..................           4,000(1)                  3.5%            $  4.4375       05/20/07
                                            2,000(2)                  1.8%            $  4.8750       06/30/07

Edward E. Strickland.............           2,000(1)                  1.8%            $  4.4375       05/20/07
                                            2,000(2)                  1.8%            $  4.8750       06/30/07

------------------------

(1) The options listed were granted under the 1991 Stock Option Plan (the "1991 Option Plan"). These options were granted on May 20, 1997, became exercisable in full on November 20, 1997 and remain exercisable under the 1991 Option Plan so long as the executive remains in the employ of or continues to provide service to the Company or one of its subsidiaries. See "Proposal to Amend the 1991 Stock Option Plan--Summary of the 1991 Option Plan."

(2) The options listed were granted under the 1997 Non-Employee Director Stock Option Plan (the "1997 Option Plan"). These options were granted on June 30, 1997, become exercisable in full on June 30, 1998 and remain exercisable under the 1997 Option Plan so long as the optionee continues to provide service to the Company or one of its subsidiaries. To the extent not already exercisable, options under the 1997 Option Plan become immediately exercisable in full upon certain changes in control of the Company and remain exercisable for the remainder of their term. See "Executive Compensation and Other Benefits--Change in Control Arrangements."

                         AGGREGATED OPTION EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)

                                                                                                         VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                                      SHARES                         AT FISCAL YEAR END(#)             AT FISCAL YEAR END($)(2)
                                    ACQUIRED ON      VALUE      --------------------------------  ----------------------------------
                                    EXERCISE(#)   REALIZED($)    EXERCISABLE    NON-EXERCISABLE   EXERCISABLE     NON-EXERCISABLE
                                    -----------  -------------  -------------  -----------------  -----------  ---------------------
James W. Taylor...................      28,000       56,876(3)       115,000           2,000         173,349                 0

Edward E. Strickland..............      --            --              40,000           2,000          11,500                 0

------------------------

(1) The exercise price may be paid in cash or, in the Compensation and Benefits Committee's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Compensation and Benefits Committee also has the discretion to grant a supplemental cash bonus to an optionee in connection with the grant or exercise of an option or both the grant and an exercise of an option.

(2) The fair market value of the Common Stock on December 31, 1997, $2.4688, was calculated as the average of the bid and asked prices of the Company's Common Stock in the local over-the-counter market. The exercise prices of outstanding options held by Named Executive Officers range from $0.50 to $4.8750. Of Mr. Taylor's 117,000 outstanding options, 101,000 options were in-the-money and 16,000 options were out-of-the-money. Of Mr. Strickland's 42,000 outstanding options, 8,000 options were in-the-money and 34,000 options were out-of-the-money.

(3) Based on difference between (a) the December 16, 1997 (the date of exercise) average of $2.5313 between the bid and asked prices of the Company's Common Stock in the local over-the-counter market and (b) the $0.50 exercise price of the options.

CHANGE IN CONTROL ARRANGEMENTS

    Under the Company's 1997 Non-Employee Director Stock Option Plan (the "1997 Option Plan"), upon the occurrence of a "change in control" all outstanding options granted under the 1997 Option Plan will become and remain exercisable in full during their remaining terms regardless of whether the plan participants thereafter remain employees of the Company or a subsidiary. Under the 1997 Option Plan, a "change in control" has occurred in the event of (a) the sale, lease exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company; (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (c) any person who becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; or (d) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Board on the effective date of the Plan.

                  PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

INTRODUCTION

    Effective December 16, 1991, the Board Directors of the Company adopted the 1991 Stock Option Plan (the "1991 Option Plan"), which was approved by the Company's shareholders on June 23, 1992. On August 25, 1995, the shareholders approved an amendment to the 1991 Option Plan increasing the number of shares of Common Stock subject to the Plan from 200,000 to 500,000. On January 12, 1998 the Board of Directors amended the 1991 Option Plan, subject to shareholder approval, to increase the number of shares of Common Stock subject to the plan from 500,000 to 700,000. At the Annual Meeting, the Company's shareholders are being asked to approve this amendment.

    The increase in the number of shares reserved for issuance under the 1991 Option Plan is necessary to permit the Company to continue operation of the 1991 Option Plan for the benefit of new participants as well as to allow additional awards to current participants. As of February 2, 1998, the Company had issued options to purchase an aggregate of 412,500 shares of Common Stock under the 1991 Option Plan. If this amendment is approved, 287,500 shares will be available for future grants. The Company anticipates that it will issue additional options in the future.

SUMMARY OF THE 1991 OPTION PLAN

    A general description of the basic features of the 1991 Option Plan is outlined below. This summary is qualified in its entirety by the terms of the 1991 Option Plan, a copy of which may be obtained from William Johnson, the Secretary of the Company.

    GENERAL. The 1991 Option Plan provides for the granting to employees of the Company or any subsidiary of the Company options to purchase shares of Common Stock that qualify as incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), and the granting to employees, nonemployee directors, consultants and independent contractors of the Company, or any subsidiary of the Company, options to purchase shares of Common Stock that do not qualify as such incentive stock options ("Non-Qualified Options") (Incentive Options and Non-Qualified Options are sometimes collectively referred to as "Options"). The purpose of the 1991 Option Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the achievement by the Company of its long-term economic objectives.

    As of February 2, 1998, there were approximately 143 persons who may be deemed eligible to receive Options under the 1991 Option Plan. On February 2, 1998, the average of the closing bid and asked prices of the Company's Common Stock in the local over-the-counter market was $2.4375 per share.

    ADMINISTRATION. The 1991 Option Plan is administered by the Board of Directors. The 1991 Option Plan vests broad powers in the Board to administer and interpret the 1991 Option Plan, including the authority to select optionees to be granted Options, to determine the terms of the Options (including the number of shares to be covered by each Option, the Option exercise price, the duration of each Option, the manner in which each Option will become exercisable and the restrictions and other conditions on the exercisability of each Option), and to prescribe other provisions of the Options as the Board may deem necessary or desirable as consistent with the terms of the 1991 Option Plan. The Board may amend or modify the terms of any outstanding Option in any manner (with the consent of the affected optionee) as long as the amended or modified terms are permitted by the 1991 Option Plan as then in effect. With the consent of the affected optionee, the Board may, among other things, modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option or authorize the grant of new Options in substitution for surrendered Options.

    OPTION GRANT. Incentive Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date the Options are granted, except that Incentive Options granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted at less than 110% of the fair market value of the Common Stock on the date of grant. For purposes of the 1991 Option Plan, "fair market value" is the average of the closing bid and asked prices of the Common Stock on the date of grant. Non-Qualified Options may be granted at a price determined by the Board, except that such price shall not be less than 50% of the fair market value of one share of Common Stock on the date of grant. Under the 1991 Option Plan, the Board has the discretion to grant a cash bonus to an optionee in connection with the grant, vesting or exercise of an Option.

    Incentive Options will have a maximum term fixed by the Board, not to exceed 10 years from the date of grant or, in the case of an optionee who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, five years from the date of grant. The aggregate fair market value (determined as of the time the Option is granted) of shares of Common Stock with respect to which Incentive Options become exercisable for the first time by an optionee under the 1991 Option Plan (or any other incentive stock options held by the optionee) during any calendar year may not exceed $100,000. Non-Qualified Options have a maximum term fixed by the Board. Options granted under the 1991 Option Plan become exercisable at such times and in such installments (which may be cumulative) as are determined by the Board at the time the Option is granted (although Options may not be exercised prior to six months from the date of grant).

    No right or interest in any Option may be assigned or transferred by an optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered, directly or indirectly. During the lifetime of an optionee, an Option may be exercised only by the optionee.

    MANNER OF EXERCISE AND PURCHASE. Options may be exercised by delivery of written notice of exercise to the Company, along with payment in full of the total Option exercise price for the shares to be purchased. This payment must be made in cash, except that the Board, in its sole discretion, may allow payment to be made (in whole or in part) by delivery of a "broker exercise notice" (pursuant to which the broker or dealer is instructed to sell enough shares of Common Stock or to loan the optionee enough money to pay the exercise price and to remit such sums to the Company) or promissory note or by transfer of shares of Common Stock (either previously owned by the optionee or to be acquired upon Option exercise), valued at fair market value.

    TERMINATION OF OPTIONS. Upon the termination of an optionee's employment or other service with the Company and all subsidiaries because of the optionee's death, disability or retirement, all outstanding Options held by the optionee will become immediately exercisable in full and will for 30 days remain exercisable to the extent exercisable on the date of termination (but in no event after the expiration date of the Option). Upon the termination of an optionee's employment or service for any other reason, all rights of the optionee under the 1991 Option Plan (including the right to exercise outstanding Options) will immediately terminate without notice of any kind.

    However, the Board may, in its sole discretion (which may be exercised before or following termination), cause Options then held by a terminated optionee to become exercisable and remain exercisable following termination (up to the original expiration date of the Options), as determined by the Board.

    PLAN AMENDMENT AND TERMINATION. Under the terms of the 1991 Option Plan, the Board may amend the plan in any respect that the Board deems to be in the best interests of the Company without shareholder approval, unless shareholder approval is then required pursuant to Rule 16b-3 under the

Securities Exchange Act of 1934, Section 422 of the Code or the applicable rules of any securities exchange or the NASD. The 1991 Option Plan will terminate on December 15, 2001, unless sooner terminated by action of the Board of Directors. No Options may be granted after termination of the 1991 Option Plan, although Options outstanding at the time of termination will continue to be exercisable in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences is based on current statutes, regulations and interpretations. There are, however, pending legislative proposals which would affect the taxation of capital gains. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual optionee who receives an Option.

    INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the optionee or the Company as a result of the grant or the exercise of an Incentive Option under the 1991 Option Plan, except that (a) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined on the date of exercise, over the amount paid for the shares by the optionee will be includable in the optionee alternative minimum taxable income for purposes of the alternative minimum tax, and (b) the optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

    If the optionee disposes of the shares acquired upon exercise of an Incentive Option, the federal income tax consequences will depend upon how long the optionee has held the shares. If the optionee does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the optionee exercised the Incentive Option and the shares were transferred to the optionee, then the optionee will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between (a) the amount the optionee realized on disposition of the shares and
(b) the Option price at which the optionee acquired the shares. Whether the gain (or loss) constitutes long or short term capital gain (or loss) will depend upon the length of time the optionee held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain (or loss) constitutes long or short term capital gain (or loss). The Company is not entitled to any compensation expense deduction under these circumstances.

    If the optionee does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the optionee will be required to report as ordinary compensation income, in the year the optionee disposes of the shares, the amount by which the lesser of (a) the fair market value of the shares at the time of exercise of the Incentive Option, or (b) the amount realized on the disposition of the shares exceeds the Option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the optionee. This compensation income may be subject to withholding and employment-related taxes, and the Company may be required to withhold in order to receive a deduction. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    NON-QUALIFIED OPTIONS. Generally, neither the optionee nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, an optionee will recognize ordinary compensation income, subject to withholding and employment-related taxes, in an amount equal to the difference between (a) the fair market value of the shares purchased, determined on date of exercise, and
(b) the consideration paid for the shares. The optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

    At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Qualified Option any gain or loss will be a capital gain or loss. Whether the gain (or loss) constitutes long or short term capital gain (or loss) will depend upon the length of time the optionee held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain (or loss) constitutes long or short term capital gain (or loss).

    In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Qualified Option for any amounts includable in the taxable income of the optionee as ordinary compensation income, provided the Company complies with any applicable withholding requirements. The Company will be entitled to the deduction in the Company's tax year in which the optionee is taxed.

    EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a nondeductible 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company of excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options upon a change in control of the Company may constitute parachute payments and, in certain cases, "excess parachute payments."

    SECTION 162(m). Under Section 162(m) of the Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies is limited to $1,000,000. Compensation for this purpose generally includes any items of compensation expense described above in connection with Options under the 1991 Option Plan. However, certain types of compensation are excepted from this limit, including compensation that qualifies as "performance-based compensation." Under Section 162(m), any compensation expense resulting from the exercise of Options under the 1991 Option Plan with exercise prices equal to (or greater than) the fair market value of the Common Stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of
Section 162(m). However, compensation expense in connection with any other Options under the 1991 Option Plan would be subject to this limit.

OPTIONS GRANTED UNDER THE 1991 OPTION PLAN

    The table below summarizes outstanding Options under the 1991 Stock Option Plan as of the date of this Proxy Statement. The Options granted in fiscal 1997 to the Named Executive Officers are also disclosed in the Summary of Compensation Table and the Option Grants in Last Fiscal Year Table, as required by the rules of the Securities and Exchange Commission.

                               NEW PLAN BENEFITS
                             1991 STOCK OPTION PLAN

                                                                                      NUMBER OF SHARES
NAME AND POSITION                                                                     UNDERLYING OPTIONS
------------------------------------------------------------------------------------  ------------------
James W. Taylor ....................................................................         117,000
  CHIEF EXECUTIVE OFFICER
Edward E. Strickland ...............................................................          42,000
  CHAIRMAN OF THE BOARD
Executive Group.....................................................................         246,250
Non-Executive Director Group........................................................          53,000
Non-Executive Employee Group........................................................         123,250
                                                                                             -------
  Total.............................................................................         422,500
                                                                                             -------
                                                                                             -------

BOARD OF DIRECTORS RECOMMENDATION

    The Board of Directors recommends a vote FOR approval of the proposed amendment to the 1991 Option Plan. The affirmative vote of a majority of shares of the Common Stock of the Company voting in person or by proxy on the proposed amendment to the 1991 Option Plan at the Annual Meeting is necessary for approval of the amendment. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the proposed amendment to the 1991 Option Plan.

                     PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                            OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of February 2, 1998 by (a) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) each director and nominee, (c) each Named Executive Officer and (d) all executive officers and directors of the Company as a group.

                                                                     SHARES OF COMMON STOCK
                                                                    BENEFICIALLY OWNED (1)(2)
                                                                   ---------------------------
                                                                                    PERCENT OF
NAME                                                                   AMOUNT         CLASS
-----------------------------------------------------------------  ---------------  ----------
Perkins Capital Management, Inc..................................      975,650(3)        20.1%
730 East Lake Street
Wayzata, MN 55391-1769

Edward E. Strickland.............................................      318,386(4)         6.5%
520 Warbass Way
Friday Harbor, WA 98250

Smith Barney, Inc................................................      298,250(5)         6.1%
388 Greenwich Street
New York, NY 10013

James W. Taylor..................................................      259,496(6)         5.2%
719 Lenape Trail
Westfield, NJ 07090

Kenneth E. Daugherty.............................................      312,100(7)         6.4%
1913 East Hunskor Road
Oak Harbor, WA 98277

Robert W. Heller.................................................       40,000          *
10992 Mount Curve Road
Eden Prairie, MN 55347

Gary W. Laidig...................................................       14,000(8)       *
Room 155--State Office Building
St. Paul, MN 55155

Caroline C. Avey.................................................       19,000(9)       *
16341 Wild Plum Circle
Morrison, CO 80465

M. Karen Gilles..................................................        3,500(10)      *
2575 University Avenue
St. Paul, MN 55114

All directors and executive officers
  as a group (10 persons)........................................    1,020,232(11)       20.0%

------------------------

*   Less than 1% of the outstanding shares.

(1) As of February 2, 1998, unless otherwise noted. Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(3) According to a Schedule 13G, dated February 11, 1998, as filed with the Securities and Exchange Commission. Perkins Capital Management, Inc. has sole voting power of 292,500 of such shares, and sole disposition power of all of such shares.

(4) Includes 40,000 shares that Mr. Strickland has the right to acquire within 60 days upon the exercise of options.

(5) According to a Schedule 13G, dated February 6, 1998, as filed with the Securities and Exchange Commission by a group consisting of Smith Barney, Inc. ("Smith Barney"), Travelers Group, Inc. ("Travelers") and Salomon Smith Barney Holdings, Inc. ("SSB"). The Schedule 13G indicates that Travelers, the sole shareholder of SSB, and SSB, the sole shareholder of Smith Barney, disclaim beneficial ownership of these shares. Smith Barney shares voting and dispositive power with respect to all such shares.

(6) Includes 115,000 shares that Mr. Taylor has the right to acquire within 60 days upon the exercise of options.

(7) Includes 13,000 shares that Dr. Daugherty has the right to acquire within 60 days upon the exercise of options. With respect to 175,000 shares of Common Stock, Dr. Daugherty shares voting and investment power with his wife.

(8) Includes 13,000 shares that Mr. Laidig has the right to acquire within 60 days upon the exercise of options.

(9) Includes 9,000 shares that Ms. Avey has the right to acquire within 60 days upon the exercise of options.

(10) Includes 2,500 shares held in an IRA for Ms. Gilles and managed by Perkins Capital Management.

(11) Includes an aggregate of 225,000 shares that executive officers and directors have the right to acquire within 60 days upon the exercise of options.

                              CERTAIN TRANSACTIONS

    During 1997, the Company satisfied its obligations under the Compensation Arrangements with Messrs. Taylor and Strickland by paying Mr. Taylor $50,189 in cash and issuing him 17,896 shares of the Company's common stock, having a fair market value of $60,399 on the date of issuance and paying to Mr. Strickland $52,290 in cash and issuing him 19,136 shares of the Company's common stock, having a fair market value of $64,583 on the date of issuance. See "Election of Directors--Director Compensation."

    In November 1992, the Company entered into a consulting agreement with Taylor Consultants, Inc., whereby Taylor Consultants agreed to provide the services of James W. Taylor to act as President and Chief Executive Officer of the Company. Taylor Consultants is currently paid $13,000 per month under the consulting agreement. In addition, James W. Taylor was granted an option to purchase 25,000 shares of Common Stock pursuant to the Consulting Agreement. Taylor Consultants is an independent contractor, and neither it nor Mr. Taylor is an employee of the Company. The agreement has an indefinite term, but may be terminated by either party upon 30 days' written notice. During 1997, Taylor Consultants received $164,500 for services under this agreement. See "Executive Compensation and Other Benefits--Summary of Cash and Certain Other Compensation--Summary Compensation Table" and "Certain Transactions."

    In December 1990, the Company entered into a consulting agreement with Edward E. Strickland, whereby Mr. Strickland agreed to provide his services to the Company as its Chairman of the Board of Directors. The agreement was temporarily suspended in August 1995 and reinstated in March 1996. Mr. Strickland is currently paid $2,000 per month under the consulting agreement and has received $28,000 for his services during 1997. See "Executive Compensation and Other Benefits--Summary of Cash and Certain Other Compensation--Summary Compensation Table" and "Certain Transactions."

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were met.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 3)

    The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1998 and to perform other appropriate accounting and audit services at the request of the Company. Although not required to do so, the Board of Directors wishes to submit the selection of Coopers & Lybrand L.L.P. to the shareholders for ratification. The Board of Directors recommends a vote for ratification of Coopers & Lybrand L.L.P. as independent auditors for the fiscal year ending December 31, 1998. Unless a contrary choice is specified, a proxy solicited by the Board of Directors will be voted FOR the selection of Coopers & Lybrand L.L.P. If the selection of Coopers & Lybrand L.L.P. is not ratified, the Board of Directors will reconsider its selection. The Company has requested and expects a representative of Coopers & Lybrand L.L.P. to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareholder proposals intended to be presented in the proxy materials relating to the next annual meeting of shareholders must be received by the Company at its principal executive offices on or before November 11, 1998.

                                 OTHER BUSINESS

    The Company knows of no business which will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                          ANNUAL REPORT ON FORM 10-KSB

    THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY AS OF MARCH 2, 1998, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO REUTER MANUFACTURING, INC., 410 11TH AVENUE SOUTH, HOPKINS, MINNESOTA 55343, ATTENTION: SECRETARY.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                          [SIG]

                                          WILLIAM H. JOHNSON
                                          SECRETARY

Minneapolis, Minnesota
March 10, 1998

                              REUTER MANUFACTURING, INC.

                              410 ELEVENTH AVENUE SOUTH
                               HOPKINS, MINNESOTA 55343

                             ----------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 20, 1998

                             ----------------------------

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints JAMES W. TAYLOR and WILLIAM H. JOHNSON, and each of them, as Proxies, each with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of Common Stock of Reuter Manufacturing, Inc. held of record by the undersigned on March 2, 1998, at the Annual Meeting of Shareholders to be held on Monday, April 20, 1998 at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, or any adjournment thereof.

                            (PLEASE SIGN ON REVERSE SIDE)

                           PLEASE DATE, SIGN AND MAIL YOUR
                         PROXY CARD BACK AS SOON AS POSSIBLE!

                            ANNUAL MEETING OF SHAREHOLDERS
                              REUTER MANUFACTURING, INC.

                                    APRIL 20, 1998



                  *PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED*

       PLEASE MARK YOUR
A /X/  VOTES AS IN THIS
       EXAMPLE.

                                                  FOR           AGAINST
                                             all nominees     all nominees
                                           listed at right  listed at right
1.   To elect two directors to serve
     three-year terms, or until their             / /              / /
     successors are elected and qualified.

NOMINEES: M. Karen Gilles
          James W. Taylor

INSTRUCTIONS: TO WITHHOLD VOTE FROM ANY NOMINEE LISTED AT RIGHT, STRIKE LINE THROUGH THAT NOMINEE'S NAME.

                                             FOR       AGAINST        ABSTAIN

2.   To consider and act upon a proposal     / /         / /            / /
     to amend the Company's 1991 Stock
     Option Plan to increase the number
     of shares available for issuance
     thereunder from 500,000 to 700,000.

3.   To consider and act upon a proposal     / /         / /            / /
     to ratify the appointment of
     Coopers & Lybrand L.L.P. as
     independent auditors for the Company
     for the fiscal year ending
     December 31, 1998.

4. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3 ABOVE.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, PROPOSAL 2, AND FOR PROPOSAL 3 ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE___________________________  DATE__________, 1998

SIGNATURE___________________________  DATE__________, 1998
          SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.